UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549

                              FORM 8-K

                           CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                    Date of Report - July 28, 2006

                   UNION NATIONAL FINANCIAL CORPORATION
          (Exact name of registrant as specified in its charter)

                            ___________________


        Pennsylvania                0-19214           23-2415179
______________________             __________         __________
(State or other                (Commission File   (IRS Employer
jurisdiction of incorporation        Number)      Identification
or organization)                                       Number)


                570 Lausch Lane
          Lancaster, Pennsylvania                     17601
_______________________________________             __________
(Address of principal executive office)             (Zip code)


Registrant's telephone number, including area code:
                       (717) 519-1942
                       _______________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

[ ]   Written communications pursuant to Rule 425 under the
Securities Act (17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the
Exchange Act (17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b)
under the Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c)
under the Exchange Act (17 CFR 240.133-4(c))

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Item 1.01   Entry into a Material Definitive Agreement
_________   __________________________________________
   On July 28, 2006, Union National Financial Corporation's wholly-owned subsidiary, Union National Community Bank (the "Bank"), completed a private placement of $6,000,000 in aggregate principal amount of fixed/floating rate junior subordinated debentures (the "Debentures"). The Debentures mature in 2021, are redeemable at the Bank's option beginning after five years, and require quarterly distributions by the Bank to the holders of the Debentures. Distributions will be payable quarterly at a fixed rate equal to 7.17% through September 2011 and then will be payable at a variable interest rate equal to the 3-month London Interbank Offered Rate or LIBOR rate plus 1.65% per annum. The Debentures were issued pursuant to an Indenture (the "Indenture") dated July 27, 2006 between the Bank, as issuer, and Wilmington Trust Company, as trustee. The net proceeds to the Bank from the sale of the Debentures will be used by the Bank for general corporate purposes.

   The Debentures may be declared immediately due and payable upon:

* Default in the payment of any interest when due that continues unremedied for a period of 30 days;
* Default in the payment of the principal amount of the Debentures; or
* Institution of bankruptcy or similar proceedings by or against the Company.

   The foregoing description is qualified in its entirety by reference to the full text of the Indenture.


Item 2.03 Creation of a Direct Financial Obligation or an
_________      _______________________________________________
Obligation Under an Off-Balance Sheet Arrangement of a

_________________________________________________________
 Registrant
___________

   The information required by this Item is included in Item
1.01 above, which is incorporated herein by reference.

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                             SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


UNION NATIONAL FINANCIAL CORPORATION


Dated: July 28, 2006          __________________________
                              Mark D. Gainer,
                              Chairman, President and Chief
                              Executive Officer
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